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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported):  June 26, 2003


                              WSI INDUSTRIES, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)


         Minnesota                       000-00619                41-0691607
-------------------------------   ------------------------   -------------------
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
     of incorporation)                                       Identification No.)


18151 Territorial Road,
Osseo, Minnesota                                                55369
--------------------------------------------              ------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (763) 428-4308
                                                     --------------


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Items 1-6, 8, 10, and 11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are filed as Exhibits to this Report:


Exhibit No.       Description of Exhibit

99.1              Press release issued June 26, 2003.


ITEM 9. REGULATION FD DISCLOSURE (ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

         Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, WSI Industries, Inc. hereby furnishes a press release, issued on June 26, 2003, disclosing material non-public information regarding its results of operations for the quarter ended May 25, 2003.



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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         WSI INDUSTRIES, INC.

                                         By     /s/ Paul D. Sheely
                                           -------------------------------------
                                            Its Vice President, Finance and
                                            Chief Financial Officer


Dated:  June 26, 2003